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Exhibit 10.116

Certain portions of this exhibit have been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SOUTHWALL TECHNOLOGIES INC.

DISTRIBUTION AGREEMENT

        This Agreement is made and entered into in the City of Palo Alto (California, U.S.A.) as of January 1, 2002 by and between Globamatrix Holdings Pte. Ltd. ("LICENSEE") and Southwall Technologies Inc. ("SOUTHWALL").

WITNESSETH

        WHEREAS, SOUTHWALL produces and manufactures the Film (as defined below), which is used in the manufacturing of the Product (as defined below);

        WHEREAS, SOUTHWALL is the owner of the patents registered in the US Patent and Trademark Office, which are further described in Exhibit 1 hereto, as well as of the trademarks described in Exhibit 1 hereto, including, without limitation, Solis®;

        WHEREAS, LICENSEE wishes to obtain the exclusive right to distribute SOUTHWALL's Product worldwide on the terms and subject to the conditions set forth herein;

        WHEREAS, LICENSEE has requested and SOUTHWALL has agreed to provide LICENSEE with certain minimum amounts of Product each year during the term of this Agreement;

        WHEREAS, the parties acknowledge that such a commitment by SOUTHWALL places a substantial production risk on SOUTHWALL and requires SOUTHWALL to make a substantial investment (in dollars and lost opportunities) to dedicate a material portion of its production capacity and other resources to the manufacture of such Product on behalf of LICENSEE, and, accordingly, that LICENSEE's option herein to perform its obligations by either purchasing specified levels of Product hereunder or making payment therefor is in consideration of SOUTHWALL's making available such production capacity and other resources; and

        WHEREAS, the parties acknowledge that the commitment by LICENSEE to purchase minimum amounts of Product requires LICENSEE and its appointed master franchisees and distributors to invest and employ substantial resources (human and capital) to market and build increased demand to consume the Product in the Territory and places LICENSEE at substantial risk (in dollars, loss of goodwill and damages), that SOUTHWALL's commitment to perform its obligations and in particular make timely deliveries of good quality Product to the specified levels hereunder or making payment therefor is in consideration of LICENSEE's reciprocal commitment to purchase agreed minimum amounts of Product;

        NOW, THEREFORE, in consideration of the mutual covenants set forth below, the parties hereto agree as follows:

1.
DEFINITIONS:

        For purpose of this Agreement:

  (a)
  Film. The term "Film" shall mean the XIR® transparent insulation solar control films as listed on Exhibit 2 attached hereto. SOUTHWALL may from time to time add or delete component types from Exhibit 2 by giving LICENSEE not less than ninety (90) days' written notice prior to such change, provided that SOUTHWALL shall add to Exhibit 2 new component types which may from time to time replace or improve the current types (in which event, such new component types shall be deemed "Film").

  (b)
  Market. The term "Market" shall mean the architectural market (including, without limitation, residential and commercial window, door, skylight and curtainwall markets) and the automotive and transportation markets.

  (c)
  Patents. The term "Patents" shall mean those patents described in Exhibit 1 hereto and any renewals or replacement thereof.

  (d)
  Person. The term "Person" shall mean an individual, a corporation, an association, a joint-stock company, a business trust or other similar organization, a partnership, a limited liability company, a limited liability partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

  (e)
  Product. The term "Product" shall mean finished solar control window film that incorporates Film and that is designed and manufactured to be retrofit onto glass using preapplied adhesive(s) as listed on Exhibit 2 attached hereto. SOUTHWALL may from time to time add or delete product types from Exhibit 2 by giving LICENSEE not less than ninety (90) days' written notice prior to such change, provided that SOUTHWALL shall add to Exhibit 2 new product types which may from time to time replace or improve the current types (in which event, such new product types shall be deemed "Product").

  (f)
  Proprietary Information. The term "Proprietary Information" shall mean any financial, operational, technical and other information relating to the past, present and future businesses and affairs of SOUTHWALL or LICENSEE, all trade secrets and all other information of a business, financial, marketing, technical or other nature pertaining to SOUTHWALL or LICENSEE, including, without limitation, all information, technology, concepts, equipment, techniques, know-how, processes, ideas or inventions (whether or not patented or patentable) embodied or related to the Film, the Product, or the manufacturing of the same, and including, without limitation, information of others that SOUTHWALL or LICENSEE, as the case may be, has agreed to keep confidential, in any case whether such information is provided in written, oral, graphic, pictorial or recorded form or stored on computer discs, hard drives, magnetic tape or digital or any other electronic medium (including, without limitation, the Proprietary Technical Materials). Notwithstanding the foregoing, Proprietary Information shall not include any information that (a) was in the public domain at the time it was disclosed or (b) enters the public domain other than by breach of this Agreement.

  (g)
  Proprietary Technical Materials. The term "Proprietary Technical Materials" shall mean all writings, documentation, manuals, instructions, correspondence, software or other data relating to the Proprietary Information (other than such that are prepared for internal purposes of SOUTHWALL or LICENSEE, as the case may be).

  (h)
  Purchase Order Confirmation. The term "Purchase Order Confirmation" shall mean the standard order acknowledgment form used by SOUTHWALL and set forth in Exhibit 3 hereto.

  (i)
  Territory. The term "Territory" shall mean worldwide.

  (j)
  Trademarks. The term "Trademarks" shall include those trademarks registered in the US Patent and Trademark Office and described in Exhibit 1 hereto and any renewals or replacements thereof.

2.
GRANT OF RIGHTS

(a)
Subject to the terms of this Agreement, SOUTHWALL hereby appoints LICENSEE as an exclusive distributor of the Product for the Territory and hereby grants to LICENSEE a nonexclusive license to use SOUTHWALL's Proprietary Technical Materials, Patents and Trademarks solely to distribute the Product as set forth herein. For such purpose,

    SOUTHWALL undertakes to use commercially reasonable efforts to furnish to LICENSEE available, up-to-date Proprietary Technical Materials related to the sales, promotion and installation of the Product.

  (b)
  LICENSEE agrees to consider granting SOUTHWALL rights to use LICENSEE's marketing material and know how (including, without limitation, trademarks, advertisements, techniques and the like). The parties will use reasonable efforts to agree in good faith as to fair consideration for any such rights at any time SOUTHWALL makes a request in writing therefor.

  (c)
  SOUTHWALL reserves the right to sell in the Territory all of its products, with the exception of Product, including, without limitation, directly to end user customers through other authorized manufacturers or distributors, original equipment manufacturers, representatives, or other distribution or licensing channels.

  (d)
  LICENSEE agrees that it will not sell in the Territory any products that exhibit similar light transmission to solar transmission ratios to Products which are directly competitive with Products during the term of this Agreement.

3.
EXCLUSIVITY OF RIGHTS

  The right of exclusivity granted to LICENSEE by SOUTHWALL in Section 2 above shall not in any way impair the scope, validity or enforceability of the licenses for products other than Product previously granted by SOUTHWALL to its licensees listed in Exhibit 4 during the term of the license agreements with such licensees.

  SOUTHWALL will not sell Product directly into the Territory for use in the Market. SOUTHWALL will not supply Film to any other Person that SOUTHWALL knows intends to use such Film for production of product directly competitive in the Market with Product.

4.
SUBCONTRACT RIGHTS

  The parties hereto agree that LICENSEE may establish, at LICENSEE's sole cost and expense, as many distributors/dealers within the Territory as are reasonably necessary in the judgment of the LICENSEE to fully serve the Territory, subject to and in compliance with the terms of this Agreement. LICENSEE shall cause each such distributor and dealer to offer no guarantees or warranties with respect to any Product or Film beyond those made by SOUTHWALL hereunder.

5.
MARKETS FOR THE PRODUCT

  Subject to the terms and conditions of this Agreement, the Product may be sold by LICENSEE to customers for use only in the Market. Notwithstanding anything to the contrary contained herein, LICENSEE shall not distribute or supply Film to any original equipment manufacturers without the prior written approval of SOUTHWALL.

6.
OBLIGATIONS OF LICENSEE

  In order to develop the full sales potential of the Product, LICENSEE agrees that it will properly perform at its sole cost and expense the following duties:

  (a)
  Payment. LICENSEE will pay SOUTHWALL the purchase price for the Film and Product in accordance with this Agreement, without any deduction, claim, set off, counterclaim or reduction whatsoever. All payments made by LICENSEE to SOUTHWALL under this Agreement shall be in United States dollars. SOUTHWALL shall have no obligation to ship Film or Product to LICENSEE at any time when LICENSEE is delinquent in payment for Film or Product previously shipped.

  (b)
  Quality. LICENSEE's application of the Film and Product shall be at a minimum in strict accordance with industry standards and procedures set forth in Exhibit 5.

  (c)
  Inspection. SOUTHWALL shall have the right on reasonable prior written notice and during normal business hours to visit and inspect LICENSEE's places of business and any and all places where the Film or Product is installed or stored to verify satisfaction by LICENSEE of its obligations under this Agreement, including, without limitation, the distribution and application of the Film and Product in accordance with industry standards and procedures.

  (d)
  Designation of Film and Product. LICENSEE will at all times designate Film and Product as a product of SOUTHWALL. LICENSEE shall mark the Film and Product with SOUTHWALL's Patent and Trademark markings in accordance with guidelines furnished by SOUTHWALL from time to time.

  (e)
  Marketing. LICENSEE agrees to:

  1.
  Use its best efforts as commercially reasonable to promote, distribute and market the Film and Product throughout the Territory, based on the Business Plan described below.

  2.
  Publish in sufficient quantities and update marketing and sales support materials as necessary from time to time during the term of this Agreement. LICENSEE shall promptly provide SOUTHWALL with copies of all marketing and sales support materials prepared for or by LICENSEE.

  3.
  Employ and train sales personnel with technical expertise and knowledge of the Film and Product to sell and install the Film and Product.

  4.
  Participate in all reasonable exhibitions and promotion opportunities in the Territory.

  (f)
  Business Plan. LICENSEE will present a business plan which addresses the Territory, including all serviced and certain non-serviced countries agreed upon by the parties, to SOUTHWALL by February 15th of each year. Representatives of SOUTHWALL and LICENSEE shall hold a meeting at a mutually agreed upon location by March 15th of each year to discuss the business plan.

  (g)
  Representation and Warranties. LICENSEE will not (orally or in writing) extend or offer any warranty nor make any representations concerning the Film or Product to any Person except for the warranty described in Section 11 hereto.

  (h)
  Recalls. LICENSEE will maintain for the purpose of potential recall procedures, accurate and detailed records of all sales of Film and Product, and provide copies of all such records promptly following a written request therefor by SOUTHWALL. Such records will include at least: (i) the date of sale, (ii) customer name, address, telephone and fax numbers, and purchase order number, (iii) lot number, (iv) LICENSEE product number, and (v) quantities sold.

    In the event that SOUTHWALL recalls any or all of the Film or Product due to defects, revisions, upgrades or other reason, LICENSEE shall provide reasonable assistance in such recall if requested by SOUTHWALL.

  (i)
  Inventory. LICENSEE will at all times maintain an inventory of the Product sufficient to meet commercially reasonable anticipated orders. LICENSEE shall provide adequate storage facilities for Film and Product conforming to SOUTHWALL's commercially reasonable requirements.

  (j)
  General Conduct. LICENSEE shall at all times conduct its business in a businesslike manner and shall not engage in any deceptive, misleading, illegal or unethical business practice or any practice that will reflect unfavorably on SOUTHWALL, the Product, or the Film.

  (k)
  Collection of Fees. LICENSEE shall have full responsibility for the invoicing and collection of fees from its customers, and shall bear all expenses incurred in connection therewith. The inability, delay or difficulty in LICENSEE's collecting of fees from its customers shall have no effect on its payment obligations to SOUTHWALL hereunder.

  (l)
  Credit Restrictions. LICENSEE may in its sole discretion provide SOUTHWALL with adequate information to provide SOUTHWALL with reasonable assurance of payment, which may include audited financial statements of LICENSEE, bank references, trade references and other similar information.

7.
OBLIGATIONS OF SOUTHWALL

  To assist LICENSEE in the rapid and successful commercialization of the Product, SOUTHWALL agrees to provide the following support and assistance to LICENSEE at SOUTHWALL's expense except where noted below. All communications and materials described in this Section 7 will be in English.

  (a)
  Licensee Assistance. SOUTHWALL shall provide reasonable marketing and product management assistance, including making available a SOUTHWALL employee (the "Product Manager/Engineer") knowledgeable in the performance and applications of the Product. The Product Manager/Engineer will be 100% dedicated to the business activities of the LICENSEE. The Product Manager/Engineer will be located in Tempe, Arizona (or other suitable location mutually agreed to by SOUTHWALL and LICENSEE). If the Product Manager/Engineer's employment with SOUTHWALL terminates or is terminated (for any reason), SOUTHWALL shall use commercially reasonable efforts to replace the Product Manager/Engineer promptly with a person of reasonably equivalent or superior abilities and credentials.

  (b)
  General Conduct. SOUTHWALL shall at all times conduct its business in a businesslike manner and shall not engage in any deceptive, misleading, illegal or unethical business practice or any practice that will reflect unfavorably on LICENSEE, the Product, or the Film.

  (c)
  Quality Control. SOUTHWALL shall use commercially reasonable efforts to supply the Film and Product in accordance with specifications in Exhibit 5 attached hereto. In case of disagreement on the level of quality of the Film or Product supplied by SOUTHWALL, LICENSEE will make sample laminates containing the questionable film after which both parties will review the samples to determine the Film or Product status. In cases where it is agreed by the parties that the Film or Product does not comply with agreed upon specifications, SOUTHWALL agrees to replace all unacceptable Film or Product at no additional cost inclusive of freight to LICENSEE. If the parties fail to agree on the Film or Product status, SOUTHWALL shall continue to supply LICENSEE with Film and/or Product, while Section 17(i) of this Agreement shall govern the resolution of the disputed quantities of Film and/or Product. A good faith disagreement between the parties pursuant to the immediately preceding sentence shall not be deemed a default under this Agreement or give rise to any right by either party to terminate, or suspend performance, under this Agreement.

  (d)
  Patent Infringement Indemnity. SOUTHWALL shall hold LICENSEE harmless from damages, settlements, attorneys' fees and expenses resulting from infringement by the Film or Product of any patent issued as of the date of this Agreement, or subsequent replacement Film and Product under Section 1(a) and 1(e) respectively, provided LICENSEE promptly notifies SOUTHWALL of any and all threats, claims and proceedings related thereto and

    SOUTHWALL is given reasonable assistance by LICENSEE and the opportunity to assume sole control over the defense and all negotiations for a settlement or compromise. SOUTHWALL will not be responsible for any settlement it does not approve in writing. THE FOREGOING IS SUBJECT TO SECTION 16 AND IN LIEU OF ANY WARRANTIES OF NONINFRINGEMENT, WHICH ARE HEREBY DISCLAIMED. The foregoing obligation of SOUTHWALL does not apply with respect to Film or Product (i) not supplied by SOUTHWALL, (ii) modified after shipment by SOUTHWALL, if the alleged infringement relates to such modification, (iii) combined with other products, processes or materials where the alleged infringement relates to such combination or (iv) if LICENSEE continues allegedly infringing activity after becoming aware of such alleged infringement. LICENSEE will indemnify and hold harmless SOUTHWALL and its officers, directors, agents and employees from all damages, settlements, attorneys' fees and expenses related to a claim of infringement or misappropriation excluded from SOUTHWALL's indemnity obligation by this section.

  (e)
  Returns. SOUTHWALL shall use commercially reasonable efforts to process any return materials from LICENSEE as promptly as reasonably practicable and in accordance with established claim procedures for Film and Product as described in Exhibit 6.

8.
MINIMUM PURCHASE OF PRODUCT

(a)
LICENSEE shall purchase Product and SOUTHWALL shall supply Product, in each case subject to the terms and conditions of this Agreement. LICENSEE shall purchase, and SOUTHWALL shall supply (to the extent it receives purchase orders in accordance herewith), at least US $11.50 million of Product in calendar year 2002, at least US $13.25 million of Product in calendar year 2003, and at least US $15.25 million of Product in calendar year 2004. The minimum amount of Product that LICENSEE is obligated to purchase and SOUTHWALL is obligated to supply (to the extent it receives purchase orders in accordance herewith) in each year under this Agreement shall be referred to herein as the "Annual Amount." For each of the calendar years 2005 through 2011, inclusive, the Annual Amount shall be 110% of the Annual Amount for the immediately preceding year.

(b)
On or before February 28, 2002, LICENSEE will deliver to SOUTHWALL a blanket purchase order for Product that will cover the six (6) quarter period, beginning with the quarter ended March 31, 2002. The orders reflected in such blanket purchase order and each other purchase order delivered hereunder shall be consistent with the applicable Annual Amount, Maximum Amount (as defined below) and other requirements of this Section 8. The blanket purchase order will (i) give specific quantities of Product to be shipped to LICENSEE for each quarter during such period and (ii) with respect to the first quarter of such period, stipulate monthly quantities, product types and specifications of Product to be produced. Not later than 60 days prior to the end of each quarter, LICENSEE shall provide SOUTHWALL with (i) instructions as to the monthly quantities, product types and specifications of Product to be produced for the immediately following quarter and (ii) a blanket purchase order for the quarter immediately following the last quarter then covered by a purchase order. In no event shall the quantity of Product ordered by LICENSEE for any month exceed 12% of the blanket purchase order for the rolling 12-month period immediately following such month. Within 10 business days of receipt of each purchase order, SOUTHWALL will deliver to LICENSEE a Purchase Order Confirmation. Each purchase order shall represent a binding minimum order for the LICENSEE and SOUTHWALL following the delivery of the applicable Purchase Order Confirmation. As an alternative method of performing its obligations hereunder, LICENSEE may order and accept less than the Annual Amount for calendar year 2002, 2003 or 2004, provided that LICENSEE shall reimburse SOUTHWALL within 30 days of year end (not as a penalty, liquidated damages or the like but as compensation to SOUTHWALL for the costs associated with production of Product and to ensure SOUTHWALL a steady source of income so that it might continue such production) for the difference in the purchase price of all Product ordered and accepted for such calendar year and the Annual Amount. If LICENSEE orders at least the Annual Amount for any of calendar year 2002, 2003 or 2004 and SOUTHWALL fails to deliver the Annual Amount for such year, then SOUTHWALL shall reimburse LICENSEE within 30 days of the applicable year end (not as a penalty, liquidated damages or the like but as compensation to LICENSEE for the costs associated with marketing Product) for the difference between the Annual Amount for such calendar year and the total purchase price of all Product delivered for such calendar year, provided that SOUTHWALL shall not be required to make delivery of any Product for which it pays such reimbursement.

    Any increase in quantities of Product or a change in specifications requires a 90 day lead time and shall be consistent with all of the terms and conditions of this Agreement, including, without limitation, this Section 8, and no such changes shall be binding on SOUTHWALL unless SOUTHWALL accepts in writing such changes.

  (c)
  In addition to the Product, LICENSEE may also purchase Film from SOUTHWALL pursuant to the terms of this Agreement. Subject to Section 8(d), for each dollar of Film that LICENSEE orders each year, an equivalent dollar amount of Product shall be purchased over and above the Annual Amount for such year.

  (d)
  LICENSEE may order an additional quantity of Product and Film (including Film ordered pursuant to Section 8(c)) in excess of the applicable Annual Amount for any year, provided that such additional quantity for any year plus the applicable Annual Amount shall not exceed the "Maximum Amount." The Maximum Amount shall be US $12.65 million for calendar 2002, US $15.23 million for calendar 2003, and US $18.25 million for calendar 2004. The Maximum Amount for each calendar year 2005 through 2011, inclusive, shall be 120% of the Annual Amount for that year. If LICENSEE wishes to purchase an amount for any year after 2003 that is more than the Annual Amount, LICENSEE shall so notify SOUTHWALL in writing during the first fiscal quarter of the year prior to the year such additional purchases are to take effect.

  (e)
  Beginning on April 1, 2002, if SOUTHWALL fails to provide the quantity of Product ordered by LICENSEE to be delivered in any given month pursuant to this Section 8 within seven (7) days after the end of such month, SOUTHWALL will issue a credit memo (in the form attached hereto as Exhibit 7) in an amount calculated as described herein and based on the difference in total square footage of each product type (as listed in Exhibit 2) ordered pursuant to the applicable purchase order for such month and the total square footage of each product type actually shipped to LICENSEE within one week of the end of the month (the "Deficiency"). If the Deficiency for each product type for any month is (i) less than or equal to 5% of the total square footage ordered with respect to such month, LICENSEE shall not be entitled to any credit memo for any discount on the purchase price or other adjustment; (ii) greater than 5% but less than 15% of the total square footage ordered with respect to such month, LICENSEE shall receive a credit memo for a discount calculated based on the following formula:

    Credit note = 0.15 × P × (.95A-B)

Wherein:	A = Amount ordered (square feet)
B = Amount shipped (square feet)
P = Price of product type

    For example, if amount ordered for a product type is 100,000 square feet and the amount shipped is 90,000 square feet for that product type, and the price of the product type is $2.05, then the credit note to be issued shall be $1,537.50; or (iii) greater than or equal to 15% of the total square footage ordered with respect to such month, LICENSEE shall receive a credit memo for a discount calculated based on the following formula:

    Credit note = (0.15 x P x 0.1A) + (0.25 x P x (0.85A-B))

    For example, if the amount ordered for a product type is 100,000 square feet and the amount shipped is 75,000 square feet for that product type, and the price of the product type is $2.05, then the credit note to be issued shall be $6,662.50.

    LICENSEE shall not be entitled to any discount or credit memo with respect to Product not ordered in accordance with the terms of this Section 8.

9.
PRICE

  From the date hereof through December 31, 2004, the purchase price for Film and Product sold hereunder shall be as set forth on SOUTHWALL's Price Schedule attached hereto as Exhibit 8, provided, that, after December 31, 2004, SOUTHWALL may change the prices to be charged for Film and Product sold hereunder at any time, subject to the other provisions of this Section 9, by amending its published Price Schedule and giving LICENSEE sixty (60) days' prior written notice thereof (which notice may be given prior to December 31, 2004). The maximum allowable price increase per year will be based only on actual increases in SOUTHWALL's cost to manufacture Film or Product, which will include the costs of: raw materials (polyester film and metal targets); electricity, gases and other consumables; packaging materials; labor rates; converting costs charged directly to SOUTHWALL by outside vendor(s); and any or all increases allowed by inflation as measured by the Consumer's Price Index (CPI). Increases in the foregoing costs may be used singularly or in any combination to justify new prices, but in no event will the total annual increase exceed the lower of the total of all such factors and 8% of the applicable purchase price from the previous year. Both SOUTHWALL and LICENSEE agree to negotiate in good faith, in the event of circumstances beyond the control of SOUTHWALL, a mutually satisfactory price adjustment notwithstanding the restrictions set forth in this Section 9. If the parties cannot in good faith agree upon such a price adjustment in the event of circumstances beyond SOUTHWALL's control, the chief executive officers of each of the parties shall meet promptly and in person to attempt to resolve the matter; if they are unable to agree upon an appropriate price adjustment within twenty (20) days of the commencement of such discussions, the matter shall be governed by section 17(i).

10.
TERMS AND CONDITIONS OF SALE

  This Agreement and all sales of Film or Product hereunder by SOUTHWALL to LICENSEE shall be subject to SOUTHWALL's Terms and Conditions, a copy of which is attached hereto as Exhibit 9 except in the case of payment terms wherein SOUTHWALL hereby agrees that it shall not be changed for the duration of this Agreement. For the avoidance of doubt, payment terms are open account terms (subject to the Maximum Amount), net sixty (60) days from date of shipment. Such Terms and Conditions shall govern in the event of any inconsistencies with any other document (except the body of this Agreement which shall govern in the event of any inconsistencies) received by LICENSEE or SOUTHWALL prior or after receipt of the Purchase Order Confirmation.

11.
PRODUCT WARRANTY

  The sole warranty provided by SOUTHWALL to LICENSEE with respect to the Product, Film, Patents, Trademarks, SOUTHWALL technology and intellectual property, or otherwise is contained in the Limited Warranty attached hereto as Exhibit 10. The disclaimers and limitations set forth in SOUTHWALL's Terms and Conditions attached hereto as Exhibit 9 and the Limited Warranty attached hereto as Exhibit 10 are incorporated herein by reference. If laws from time to time in effect in the Territory imply warranties which cannot be excluded or can only be excluded to a limited extent, this Agreement shall be construed to incorporate such exclusions or limitations.

  THE WARRANTIES IN THIS SECTION 11 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

12.
TERM AND TERMINATION
(a)
Term. The Term of this Agreement shall commence on January 1, 2002 and expire on December 31, 2011. Following the termination of this Agreement, the parties shall negotiate in good faith to renew this Agreement, subject to such reasonable changes in the pricing and minimum purchase requirements as the parties shall mutually agree to.

(b)
Termination by LICENSEE. LICENSEE may terminate this Agreement by giving not less than thirty (30) days' prior written notice to SOUTHWALL solely upon occurrence of any of the following events:

i.
SOUTHWALL ceases to function as a going concern;

ii.
SOUTHWALL (a) makes a general assignment for the benefit of creditors or transfers all or a substantial portion of its assets to a receiver, (b) has become insolvent, (c) commences a voluntarily case under the bankruptcy laws of any jurisdiction or (d) a proceeding or case shall be commenced without the application or consent of SOUTHWALL and such proceeding shall continue undismissed for a period of 45 days;

iii.
SOUTHWALL fails to manufacture Product substantially in accordance with the prescribed specifications set forth in Exhibit 5 attached hereto, provided that such failure continues for one hundred twenty (120) days after the earlier of (A) SOUTHWALL receives written notice from LICENSEE of such failure and (B) SOUTHWALL becomes aware of such failure (in which event, SOUTHWALL shall promptly notify LICENSEE in writing of such failure); or

iv.
SOUTHWALL fails to observe, keep or perform any material covenant, term or condition herein, provided that such failure continues for one hundred twenty (120) days after SOUTHWALL receives written notice from LICENSEE of such failure.

(c)
Termination by SOUTHWALL. SOUTHWALL may terminate this Agreement, by giving not less than thirty (30) days' prior written notice to LICENSEE, upon occurrence of any of the following events:

i.
LICENSEE ceases to function as a going concern;

ii.
LICENSEE (a) makes a general assignment for the benefit of creditors or transfers all or a substantial portion of its assets to a receiver, (b) has become insolvent, or (c) goes into bankruptcy (whether voluntarily or involuntarily);

iii.
LICENSEE fails to apply and sell Film or Product substantially in accordance with the industry standards, provided that such failure continues for one hundred twenty (120) days after the earlier of (A) LICENSEE receiving written notice from SOUTHWALL of such failure and (B) LICENSEE becoming aware of such failure (in which event, LICENSEE shall promptly notify SOUTHWALL in writing);

iv.
LICENSEE fails to observe, keep or perform any material covenant, term or condition herein, provided that such failure continues for one hundred twenty (120) days after LICENSEE receives written notice from SOUTHWALL of such failure.

13.
EFFECT OF TERMINATION OR EXPIRATION

(a)
Upon any termination or expiration of this Agreement: (i) each party shall promptly return to the other all Proprietary Technical Materials and technical data previously provided to it and shall certify that all copies thereof have been destroyed, (ii) LICENSEE shall immediately cease further marketing and distribution of the Film or Product, except to fulfill sales for which it was contractually committed prior to such termination, (iii) each party shall immediately pay to the other all sums which remain due and owing under this Agreement, (iv) all licenses and rights of each party hereunder shall terminate and each party shall immediately cease using the other's name, trademarks and trade names, (v) all obligations as to confidentiality and all restrictions imposed on either party by any warranty, remedy, liability limits or disclaimers in this Agreement, along with the Terms and Conditions shall survive the termination or expiration of this Agreement, in accordance with their terms, and (vi) each party shall provide to the other a certificate of an executive officer of it certifying that it has complied with all of the requirements of this Section 13(a).

(b)
Upon termination of this Agreement by SOUTHWALL, LICENSEE must, if so instructed by SOUTHWALL, promptly return all unsold Film and Product to SOUTHWALL for credit, provided such unsold Film and Product is returned within thirty (30) days of receipt of written notice from SOUTHWALL and is in the same condition as that in which it was delivered to LICENSEE, as determined in the sole, commercially reasonable judgment of SOUTHWALL's quality assurance department. LICENSEE shall return such unsold Film and Product freight prepaid. If SOUTHWALL does not request LICENSEE to return Film or Product, all payments for such unreturned Film or Product shall become immediately due and payable to SOUTHWALL.

(c)
Upon termination of this Agreement by LICENSEE, LICENSEE may at LICENSEE's option return all unsold Film and Product to SOUTHWALL for credit, provided such unsold Film and Product is returned within thirty (30) days of termination and is in the same condition as that in which it was delivered to LICENSEE, as determined in the sole, commercially reasonable judgment of SOUTHWALL's quality assurance department. LICENSEE shall return such unsold Film and Product freight prepaid. In case LICENSEE does not choose to return the unsold Film and Product within such 30 day period, all payments for such unreturned Film and Product shall become immediately due and payable to SOUTHWALL.

(d)
The following provisions shall survive termination of this Agreement: 1, 6(a), 10, 11, 12, 13, 14, 15, 16 and 17.

14.
TRADEMARKS; MARKINGS

(a)
Ownership Rights. LICENSEE hereby admits and recognizes SOUTHWALL's exclusive ownership of its Trademarks, Patents, trade names, trade secrets, service marks, business names, product names, logos, know how and copyrights applicable thereto (in each case, whether or not registered in the Territory) and the value of such marks and names worldwide, and LICENSEE acknowledges that it has no right, title or interest in any of the foregoing. LICENSEE shall have the right to indicate that it is an authorized distributor of SOUTHWALL, but SOUTHWALL does not grant to the LICENSEE any right, title or interest in SOUTHWALL'S Trademarks or trade names or any other property except for the right to use such Trademarks and trade names as described Section 2. LICENSEE will not alter, deface, remove, cover-up or mutilate in any manner whatsoever the label, Trademark, serial or model number, brand or name affixed to the Film or Product except with SOUTHWALL's prior written approval.

  (b)
  Use of Trademarks. The license granted in Section 2 with respect to the Trademarks, Patents and Proprietary Technical Materials is limited to the period in which SOUTHWALL uses such materials. LICENSEE shall be entitled to use, under the same terms and conditions as provided for under this Agreement, any and all such Trademarks and trade names which shall be used in the future by SOUTHWALL which replace the Trademarks and trade names. LICENSEE shall cease the use of any SOUTHWALL Trademark or trade name within ninety (90) days of written notice that SOUTHWALL has in good faith discontinued use of such Trademark or trade name. LICENSEE shall not adopt, use or register any of SOUTHWALL's trade names, Trademarks, service marks, business names, product names or logos, nor use any word or symbol or combination that is identical or similar to any such marks during the term of this Agreement or thereafter without SOUTHWALL's prior written consent.

  (c)
  No Additional Rights. Except as expressly set forth in Section 2, no licenses are granted or implied by this Agreement with respect to any Trademarks, Patents, trade names, trade secrets, service marks, business names, product names, logos, know how and copyrights applicable thereto or other property rights owned or controlled by SOUTHWALL or under which SOUTHWALL has rights.

15.
PROPRIETARY INFORMATION; PROPRIETARY TECHNICAL MATERIALS

  All Proprietary Information and Proprietary Technical Materials provided by or attributable to SOUTHWALL are the property of and are proprietary to SOUTHWALL. All Proprietary Information and Proprietary Technical Materials provided by or attributable to LICENSEE are the property of and are proprietary to LICENSEE. Each party shall use the Proprietary Information and Proprietary Technical Materials of the other party only as expressly allowed in this Agreement. Each party shall maintain and protect the confidentiality of the Proprietary Information and Proprietary Technical Materials of the other party and keep such Proprietary Information and Proprietary Technical Materials within its possession or under its control sufficient to prevent any activity with respect thereto that is not specifically authorized by this Agreement. Except as set forth herein, neither party shall copy or reproduce, or transfer, assign, sublicense, loan, disclose or otherwise make available any or all Proprietary Information or Proprietary Technical Materials of the other party to any Person without the prior written consent of owner party to the specific action to be taken. Any and all Proprietary Technical Materials which SOUTHWALL may furnish shall be in LICENSEE's possession pursuant only to the license granted LICENSEE under Section 2 of this Agreement.

16.
LIMITATION OF REMEDIES AND DAMAGES

  WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR ANY ATTACHMENT, PRODUCT ORDER, SCHEDULE OR ANY TERMS AND CONDITIONS RELATED THERETO, IN NO EVENT SHALL SOUTHWALL BE LIABLE TO LICENSEE OR ANY OTHER PARTY FOR ANY TERMINATION DAMAGES (INCLUDING, WITHOUT LIMITATION, LABOR CLAIMS AND LOSS OF PROFITS, INVESTMENTS OR GOOD WILL), INDEMNITY FOR CLIENTELE OR ANY OTHER DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, EVEN IF SOUTHWALL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND LICENSEE HEREBY WAIVES ALL SUCH CLAIMS.

17.
GENERAL

(a)
Independent Contractor. Each party will act as an independent contractor under the terms of this Agreement and not as an agent or legal representative of the other party for any purpose. Neither party will in any way represent or imply that it is acting on behalf of the other party.

    Neither party nor any subcontractors of such party shall have the right or authority to assume or create any obligation of any kind, express or implied, on behalf of one party to the other party's customers or to any other Person.

  (b)
  Product Changes. SOUTHWALL reserves the right, subject to prior consultation and discussion with LICENSEE, to make design modifications in the Product and Film at any time but shall not be obligated to implement such modifications in Product or Film that has previously been delivered. SOUTHWALL undertakes to give reasonable notice to LICENSEE of such design modifications, their characteristics and positive and negative consequences.

  (c)
  Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be mailed by registered or certified mail, return receipts requested, postage prepaid, or transmitted by telegram, telex or facsimile transmission if confirmed by such mailing, to LICENSEE and SOUTHWALL at their respective addresses set forth on the signature page hereto. All notices, consents and other communications will be deemed effective when actually received. Either party may change its address by written notice to the other.

  (d)
  Assignment. Neither party shall have authority to and shall not assign, transfer or sublicense this Agreement or any license, right or obligation hereunder without the prior written consent of the other, except for an assignment or transfer in connection merger, consolidation or other acquisition of such assigning or transferring party.

  (e)
  No Waiver. The failure by either party to enforce at any time any of the provisions of this Agreement, or to exercise any election or option provided herein, shall in no way be construed as a waiver of such provisions or option, nor in any way be construed to affect the validity of this Agreement or any part thereof, or the right of either party thereafter to enforce each and every such provision on a future occasion.

  (f)
  No Other Warranty or Representation. Both parties hereby acknowledge that they have not entered into this Agreement in reliance upon any warranty or representation by any Person except for the warranties or representations specifically set forth herein.

  (g)
  Compliance with Laws. Each party hereby agrees and represents that it will, at all times during the term of this Agreement, comply in all material respects with all applicable laws, statutes, treaties and regulations of the United States (including, but not limited to, the Foreign Corrupt Practices Act and antiboycott regulations) and any other country or jurisdiction with respect to the subject matter of this Agreement.

    Notwithstanding anything in this Agreement to the contrary, if at any time either party determines that the continuation of this Agreement shall constitute a violation of any statute, treaty, or regulation of the United States of America or of any other country or jurisdiction and such violation would reasonably be expected to have an adverse effect on the party seeking to terminate, this Agreement shall terminate immediately upon written notice by the party seeking to terminate to the other party setting forth such violation, unless the party receiving such notice is able to cure such violation promptly. If the sale, delivery or export of the Film or Products under this Agreement shall constitute a violation of any statute, treaty, or regulation of the United States of America or of any other country or jurisdiction, than the sale, delivery and export of such item shall terminate immediately.

  (h)
  Export Control. LICENSEE at its sole expense shall obtain any necessary licenses, customs clearances, and/or exemptions with respect to the export from the United States of the Film and Product, shall deal with all other formalities and documentation requirements and shall keep SOUTHWALL informed of all local requirements relating to the Film and Product. In the event this Agreement is terminated for any reason or there is a failure to renew the

    Agreement, LICENSEE agrees to transfer to SOUTHWALL, or any Person designated by SOUTHWALL, all licenses, clearances or certificates necessary to export the Film or Product.

  (i)
  Governing Law and Arbitration. This Agreement shall be governed by and construed under the laws of the State of California (U.S.A.).

    Disputes arising out of, in connection with, or relating to this Agreement that are not settled by mutual agreement shall be resolved as follows. The complaining party shall give the other party a written notice containing a concise description of the dispute to be resolved and the terms of the complaining party's proposal for a reasonable settlement thereof. Within thirty (30) days after receipt of such notice and proposed settlement from the complaining party, the other party shall send to the complaining party a notice proposing a settlement which such other party considers more reasonable, or else shall be deemed to have accepted the complaining party's settlement proposal. Within forty-five (45) days after receipt of such response the complaining party shall either accept the settlement proposal of the other party or shall refer the matter to arbitration. The arbitration shall be conducted in Palo Alto, California in accordance with the International Arbitration Rules of the American Arbitration Association. The parties agree that given the scope of the Territory, it is appropriate for each party to have the right to take depositions (including video depositions) and such deposition testimonies shall be admissible in any arbitration. Further, the parties agree to co-operate with the scheduling and any proceeding related to obtaining orders authorizing the depositions and the appointment of appropriate court reporters. Judgment upon the award so rendered by any arbitration in accordance herewith may be entered in courts of the County of Santa Clara (California, U.S.A.). Each party expressly waives the right to submitting any such claim to any other court to which it might be entitled.

  (j)
  Taxes. The fees and payments listed in this Agreement are exclusive of taxes, and if SOUTHWALL is required to pay any export or import duties or sales, use, value-added, privilege, excise, property or other taxes based on the transactions contemplated by this Agreement or the LICENSEE's or a customer's use of the Film or Product (whether United States or foreign, federal, state or local), then such duties or taxes shall be billed to and paid by the LICENSEE, except for taxes based on the net income of SOUTHWALL, which shall be the responsibility of SOUTHWALL. The LICENSEE shall indemnify and hold SOUTHWALL harmless from any and all encumbrance, fine, penalty, interest or other expense which SOUTHWALL may incur as a result of the failure of the LICENSEE to pay amounts in respect of taxes which the LICENSEE is required to pay under this Agreement.

  (k)
  International Conventions on the Sale of Goods. Except as otherwise set forth in this Agreement, the parties agree and acknowledge that international conventions, treaties or agreements on terms and conditions relating to the sale of goods, such as, but not limited to, the "United Nations Convention on Contracts for the International Sales of Goods" and the "Uniform Law of the International Sales of Goods" shall not apply to this Agreement or the transactions under this Agreement.

  (l)
  Headings. The section headings to this Agreement do not form a part of it, but are for convenience only and shall not limit or affect the meaning of the paragraphs.

  (m)
  Language. This Agreement has been entered into in the English language, which shall be the controlling language hereof for all purposes, and all documents exchanged hereunder shall be provided in English. All references to dollars or prices herein shall be deemed to refer to United States dollars.

  (n)
  Force Majeure. The parties hereto shall be excused from the performance of their obligations hereunder if such performance is delayed by causes beyond their reasonable control, including,

    but not limited to acts of God, war, riot, epidemics, fire, flood, insurrection, acts of civil or military authorities, failure of transportation or communications, failure of equipment, interruptions in deliveries of raw materials, or acts and/or failures to act of third parties who have contractual or other business relationships with the parties hereto or whose acts and failures to act may affect the ability of the parties to perform their respective obligations hereunder. Such performance shall only be excused for a period equal to the duration of the cause of the delay in performance, and if such delay shall exceed sixty (60) days, the non-delaying party shall have the right to terminate this Agreement forthwith, with neither party being liable therefor. Notwithstanding the foregoing, the parties shall remain liable for all obligations accrued by them prior to such termination. Nothing contained in this Section shall excuse the LICENSEE from paying SOUTHWALL all amounts due to SOUTHWALL when due. If foreign exchange controls prevent payment to SOUTHWALL, the LICENSEE at the request of SOUTHWALL shall open a separate bank account in the Territory and shall make payments to such account; provided, however, the making of such payments shall not require SOUTHWALL to continue to make shipments pursuant to this Agreement.

  (o)
  Severability. In the event that any provision of this Agreement (other than a provision which goes to the essence of the consideration for this Agreement) is declared invalid, unenforceable or void to any extent by a court of competent jurisdiction, such provision shall be modified, if possible, by reducing its duration and scope to allow enforcement of the maximum permissible duration and scope. In any event, such declaration shall not affect the remaining provisions and this Agreement shall be enforced as modified, or if no modification is enforceable, as if such invalid clause had not been included, provided that, the economic benefits conferred by this Agreement to both parties remains substantially unimpaired.

  (p)
  Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

  (q)
  Entire Agreement. This Agreement, including all exhibits and schedules hereto, constitutes the entire agreement and understanding between the parties concerning the subject matter hereof and supersedes all prior agreements, negotiations and understandings of the parties with respect hereto (whether written or oral), including, without limitation, that certain Solar Control Film Distribution Agreement between the parties dated March 14, 1997 (the "Solar Control Agreement"), that certain XIR Laminated Film Manufacturing and Distribution Agreement between the parties dated November 17, 1997, as amended (the "XIR Agreement"), and the Letter of Agreement between the parties dated January 15, 2002 (the "LOA"). The Solar Control Agreement, the XIR Agreement and the LOA are hereby terminated in full and of no further force or effect. No representation, promise, modification or amendment shall be binding upon either party unless in writing and signed on behalf of such party by a duly authorized representative. Although LICENSEE may use its standard purchase order form to give any other notice provided for hereunder, said order or notice will be governed by the terms and conditions of this Agreement, and any term or condition set forth in any such standard form which is inconsistent with or in addition to the terms and conditions of this Agreement shall have no force or effect.

[The remainder of this page is left blank intentionally.]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

SOUTHWALL TECHNOLOGIES INC. 1029 Corporation Way Palo Alto, CA 94303 U.S.A. Facsimile No.: 650-962-0182		GLOBAMATRIX HOLDINGS PTE. LTD. 3 Science Park Drive 02-16, Singapore 118223 Facsimile No.: 65-67747377
By:		By:
	Name: Thomas G. Hood Title: President and CEO		Name: Andrew Kwan Title: Director

EXHIBIT 1	PATENTS AND TRADEMARKS
Country of Registration	Patent Title	Patent Number
United States (US)	Color-Corrected Heat-Reflecting Composite Films and Glazing Products Containing the Same	5,071,206
United States (US)	Heat-Reflecting Composite Films and Glazing Products Containing the Same (Re-examination)	4,799,745
Canada (CA)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	1,335,086
Korea (KR)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	123,162
Australia (AU)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	625,754
(BR)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	PI-8,907,876-4
European Patent Office (EPO)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	0,454,666
Japan (JP)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	290,176
Austria (AT)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	0,454,666
Belgium (BE)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	0,454,666
France (FR)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	0,454,666
Germany (DD)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	68,924,853.9
Great Britain (GB)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	0,454,666
Netherlands (NL)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	0,454,666
Italy (IT)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	0,454,666
Sweden (SE)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	0,454,666
China (CH)	Multi-Layer Heat-Reflecting Composite Films and Glazing Products Containing the Same	0,454,666

Trademark	Country	Registration Date
Solis	Canada	3/12/2001
Solis	Mexico	Filed 2/26/1998 Pending
Solis	United States	9/17/1996
XI R	Canada	8/23/1996
XIR	China P.R.	11/14/1994
XIR	Community Trademark	5/07/2001
XIR	France	6/17/1993
XIR	Hong Kong	3/15/1996
XIR	Indonesia	5/22/1993
XIR	Italy	10/17/1995
XIR	Japan	10/28/2000
XIR	Malaysia	5/08/2000
XIR	Singapore	5/14/1993
XIR	Taiwan	1 /16/1995
XIR	Thailand	8/05/1993
XIR	United States	4/23/1991

Exhibit 2

Film and Product

EXHIBIT 2	FILM AND PRODUCT

XIR - SOLIS - MS-65
Film and Products

Films
XI R-70
XIR-75
MS-65

Products
V-KOOL 30 (aka Huper Drei)
V-KOOL 40
V-KOOL 60 (aka Huper Sech)
V-KOOL 60
V-KOOL 70
V-KOOL 75 (aka Huper Acht)

Exhibit 3

Form of Purchase Order Confirmation

EXHIBIT 3	FORM OF PURCHASE ORDER CONFIRMATION

        The following is a description of the front side of the Form of Purchase Order: The Form of Purchase Order contains the customer billing address and the customer ship-to address. In the form of a table, the following information is included: Order Date, Sales Order No., Customer P.O. No., Customer Contact information, Carrier Terms, Salesperson, Customer No., Item No., Quantity Ordered, Product No., Product Description, U/M, Scheduled Ship Date, Balance Open, Unit Price and Extension. The purchase order that serves as the exhibit to the agreement contains portions for which confidential treatment has been requested. These portions have been filed separately with the Commission. The reverse side of the Form of Purchase Order contains the following terms and conditions:

SOUTHWALL TECHNOLOGIES INC.

STANDARD TERMS AND CONDITIONS

        This document sets forth the terms and conditions of the agreement between Buyer and Southwall Technologies Inc. ("Southwall") for the purchase of Southwall's products.

        1.    SCOPE.    The terms and conditions set forth herein apply to all of Buyer's purchases of products from Southwall pursuant to this contract. Southwall expressly rejects and does not accept any inconsistent or additional terms set forth in any writing by Buyer preceding or succeeding the date hereof except for a written agreement succeeding this document executed by an authorized representative of Southwall. Southwall's agreement to sell products to Buyer is expressly conditioned upon Buyer's assent to the terms set forth herein.

        2.    DELIVERY.    Delivery will be FOB Southwall's plant. Buyer shall pay all freight, insurance, packing and comparable charges relating to such delivery. Southwall shall ship the products in Southwall's standard shipping packages to buyer at Buyer's address set forth on Buyer's Purchase Order. Unless otherwise instructed in writing by Buyer, Southwall will select the carrier. Title and risk of loss to products purchased under this Agreement shall pass to Buyer upon delivery thereof to the carrier. Shipping dates, if any, set forth in Southwall's Purchase Order Acknowledgement are approximate only and merely represent Southwall's estimate of the time required to make shipment. Southwall shall not be liable for any loss or expense (consequential or otherwise) incurred by Buyer as a result of any delay in delivery for any reason other than arbitrary refusal of Southwall to perform. Southwall may deliver any product in installments. Buyer acknowledges and agrees that Southwall's fulfillment of Buyer's order may vary by as much as 10% and Buyer agrees: (i) that any shipment of product within such range shall fulfill Buyer's Purchase Order and (ii) Buyer shall pay based on the amount actually shipped.

        3.    ACCEPTANCE FOR HEAT MIRROR™ PRODUCTS.    Buyer shall inspect all products and may, in accordance with the procedures set forth in Section 7—Quality Assurance of the Heat Mirror™ Manual, reject any products which fail in any significant respect to meet Southwall's current acceptance specifications set forth in Appendix IV of the Heat Mirror™ Manual.

        ACCEPTANCE FOR NON HEAT MIRROR™ PRODUCTS. Buyer shall inspect all products promptly upon receipt thereof at the shipping destination and may reject any products which fail in any significant respect to meet Southwall's current acceptance specifications or any specifications set forth in writing and signed by both parties in the purchase agreement between Southwall and Buyer. Products not rejected by written notice, together with a request for a Return Material Authorization (RMA) number, within fourteen (14) days of receipt shall be deemed to have been accepted. Buyer's rejection shall not be effective unless the rejected products are returned freight prepaid to a site designed by Southwall in the original shipping cartons with Southwall's RMA number displayed on each carton within ten (10) days of receipt of said RMA number. As promptly as possible, but not later than thirty (30) days after receipt of such rejected product, Southwall shall determine if the product was properly rejected. Southwall shall either repair or replace, at its option and expense, properly rejected products and shall prepay transportation charges back to Buyer if the products were not properly rejected. Buyer shall pay transportation charges in both directions.

        4.    PAYMENT.    Payment terms are cash in advance except where open account credit is established and maintained to the satisfaction of Southwall in which cash payment terms are net thirty (30) days from date of shipment. The amount of credit or terms of payment may be changed or credit withdrawn by Southwall at any time and for any reason or no reason. Payment shall be made for the products without regard to whether Buyer has made or may make any inspection or use of the products. Any invoiced amount which is not paid when due will bear interest at the rate of the lesser of the rate of one and one-half percent per month or the highest rate then permitted by applicable law with respect to such obligation.

        5.    TAXES.    Buyer shall bear all applicable federal state municipal and other taxes (such as sales use value added or similar taxes) all customs, duties, imports, and similar charges and all personal property taxes assessible on the products after delivery to the carrier at Southwall's designated site. Unless Buyer provides Buyer's resale permit or certificate with its order, Buyer will be invoiced for the appropriate sales and use taxes.

        6.    SECURITY INTEREST.    Southwall retains a purchase money security interest in the products (and replacements) and all proceeds and products thereof until the full purchase price therefor (including taxes and additional charges) has been paid. Southwall shall have with respect to such items the rights of a secured party pursuant to the California Uniform Commercial Code, including the right to repossess and remove such items without prejudice to any other rights Southwall may have at law or in equity.

        7.    LIMITED WARRANTY AND DISCLAIMER OF WARRANTIES FOR HEAT MIRROR™ PRODUCTS.    The sole warranty provided by Southwall to Buyer with respect to Heat Mirror™ products is that contained in the Heat Mirror™ Limited Warranty set forth in Appendix III of the Heat Mirror™ Manual. THE HEAT MIRROR™ LIMITED WARRANTY DOES NOT EXTEND TO ANY HEAT MIRROR™ PRODUCTS SEPARATELY OR AS PART OF AN ASSEMBLY THAT HAVE BEEN SUBJECT TO MISUSE, ACCIDENT OR IMPROPER STORAGE, INSTALLATION OR APPLICATION, OR TO HEAT MIRROR™ PRODUCTS THAT HAVE BEEN ALTERED OR REPAIRED TO ANY LABOR CHARGES OR APPLICATION, OR PROPERTY DAMAGE FOR PHYSICAL REMOVAL OR REPLACEMENT OF THE DEFECTIVE PRODUCT.

        THE HEAT MIRROR™ WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, AND EXCLUDES WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND OF ANY OTHER SIMILAR OBLIGATION ON THE PART OF SOUTHWALL.

        LIMITED WARRANTY AND DISCLAIMER OF WARRANTIES FOR NON HEAT MIRROR™ PRODUCTS. Southwall warrants to Buyer for a period of sixty (60) days from the date of original shipment of Buyer that products delivered by Southwall to Buyer pursuant to this Agreement shall substantially comply with Southwall's product specification, except that Buyer shall have the exclusive responsibility for materials furnished by Buyer. Southwall's obligation under this warranty is limited to replacing or repairing, at its option and expense, any product found by Southwall to be defective. The procedure for returning defective products shall be the same as that for returning rejected products set forth in Article 3 "Acceptance".

        THIS LIMITED WARRANTY DOES NOT EXTENT TO ANY PRODUCTS THAT HAVE BEEN SUBJECT TO MISUSE, ACCIDENT OR IMPROPER STORAGE, INSTALLATION OR APPLICATION TO PRODUCTS THAT HAVE BEEN ALTERED OR REPAIRED, TO ANY LABOR CHARGES FOR PROPERTY DAMAGE FOR PHYSICAL REMOVAL OR REPLACEMENT OF THE DEFECTIVE PRODUCT.

        THIS LIMITED WARRANTY IS IN LIEU OF ALL WARRANTIES, EITHER EXPRESS OR IMPLIED AND EXCLUDES WITHOUT LIMITATION ANY IMPLIED WARRANTY OR

MERCHANT FITNESS FOR A PARTICULAR PURPOSE OR NON INFRINGEMENT AND OF ANY OTHER SIMILAR OBLIGATION ON THE PART OF SOUTHWALL.

        8.    TERMINATION.

        (a)    Termination for Default.    Failure to make any payment when due in accordance with the terms hereof shall constitute a default. Any other material breach of this contract by either party shall constitute a default if not cured within thirty (30) days after written notice of such breach is given. Upon default by either party, the other party may terminate this contract on ten (10) days written notice.

        (b)    Termination for Insolvency.    Either party may terminate this contract immediately upon written notice if the other party is insolvent or has made any assignment by operation of law or otherwise of this contract or any of its rights hereunder for the benefit of creditors.

        9.    Buyer Changes.    Termination and Delays.

        (a)  Order agreements pursuant to this quotation may be changed or terminated by the Buyer only with the specific approval of Southwall, and shall be subject to change or termination charges which shall include, among other things, compensation for specific expenses and commitments already incurred or made in connection with the orders and a reasonable allowance for overhead general and administration expenses and profit, determined in accordance with Southwall's standard accounting practices. A minimum of 10% cancellation fee will be applicable to orders cancelled after 48 hours. Change orders may also necessitate a revision in shipment dates.

        (b)  If the Buyer causes a delay in contract completion or requests that shipment be delayed, Southwall shall have the right to submit invoices for products after giving notice to the Buyer that the products are ready for shipment, which invoices are due and payable within thirty (30) days. Risk of loss shall pass to the Buyer on the date the ready-for-shipment notice is given and the Buyer shall pay all necessary storage charges incurred thereafter. Southwall shall be equitably compensated for any additional costs it may incur by reason of such delay.

        10.    LIMITATION OF LIABILITY.    ANY PROVISION HEREIN TO THE CONTRARY NOTWITHSTANDING, IN NO EVENT SHALL SOUTHWALL BE LIABLE FOR LOSS OF PROFITS, LOSS OF USE OR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL THE LIABILITY OF SOUTHWALL ARISING IN CONNECTION WITH ANY PRODUCTS SOLD HEREUNDER OR WITH THE DELIVERY, INSTALLATION, USE, REPAIR OR PERFORMANCE OF THE SAME (WHETHER SUCH LIABILITY ARISES FROM A CLAIM BASED ON CONTRACT, WARRANTY, TORT OR OTHERWISE) EXCEED THE ACTUAL AMOUNT PAID BY BUYER TO SOUTHWALL FOR THE PRODUCT OR PRODUCTS DELIVERED HEREUNDER UPON WHICH THE CLAIM IS BASED.

        11.    FORCE MAJEURE.    If the performance of this Agreement or of any obligation hereunder (except payment of monies due) is prevented, restricted or hindered with by reason of fire or other casualty or accident, strike or labor disputes, inability to procure raw materials, power or supplies, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency or intergovernmental body or any other act or condition whatsoever beyond the reasonable control of the parties hereto, the party so affected upon giving notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference.

        12.    PROPRIETARY INFORMATION, PROPRIETARY TECHNICAL MATERIALS.    Proprietary Information shall include all technology concepts, equipment techniques, know-how, processes or inventions (whether or not patented or patentable; embodied in or related to the products or the manufacturing of the same. "Proprietary Technical Materials" shall mean all writings including documentation, manuals, instructions, correspondence or other data relating to the products or the Proprietary Information. All Proprietary Information and Proprietary Technical Material provided by or attributable to Southwall under this Agreement was the property of and are proprietary to Southwall. Except to the extent Buyer uses or sells a product hereunder (which use or sale shall not include any duplication thereof) which incorporates any Proprietary Information, Buyer shall not copy or reproduce or transfer, assign, sub-license, loan, disclose or otherwise make available all or any Proprietary Information to any person or other entity without the prior written consent of Southwall to the specific act to be taken. Any and all Proprietary Technical Materials which Southwall may furnish shall be in Buyer's possession pursuant only to a restrictive non-transferable, non-exclusive license under which Buyer may use such Proprietary Technical Materials solely for the purpose of installing, using, servicing and repairing the products and for no other purpose.

        13.    MISCELLANEOUS.

        (a)    Assignment.    The rights of a Buyer under any order may not be assigned in whole or in part by operation of law or otherwise without the prior express written consent of Southwall and any attempted assignment of any rights, duties or obligations hereunder without such consent shall be void.

        (b)    No Waiver.    Failure on any occasion by either party to enforce any terms of this Agreement shall not prevent enforcement on any other occasions.

        (c)    Notices.    All notices and other communications hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, to the parties hereto at their respective addresses specified herein subject to the right of either party to change its address by written notice.

        (d)    Expenses of Suit.    If suit is commenced to enforce the performance of any obligation of a party hereto, the prevailing party shall be paid by the other party reasonable attorney's fees and expenses.

        (e)    Governing Law.    The contract shall be governed in all respects by the laws of the State of California as if they apply to contracts between residents of California made and to be performed entirely in California.

        (f)    Further Assurances.    Each party agrees at any time to do or cause to be done, executed and delivered, such further acts and instruments as the other party may reasonably request to carry out the terms and intent of this contract.

        (g)    Government Contracts.    Without limiting the generality of paragraph 1, hereof, no provisions (including but not limited to contract clauses) of the Federal Acquisition Regulation (FAR), the Department of Defense Supplement to FAR or the NASA Supplement to FAR, or any predecessor or successor to such regulations shall apply tot his Agreement unless the text of such provision is expressly set forth in writing in an addendum, made a party of this Agreement and executed by a duly authorized officer of Southwall. The force and effect of the preceding sentence shall apply and control notwithstanding the fact that any such provisions including in or incorporated or otherwise contained by reference in any purchase order, contract or commitment issued or executed by the U.S. Government or any contractor directly or indirectly under contract with the U.S. Government to which this Purchase Order Confirmation and Agreement relates. In addition, Southwall is under no obligation to and will not provide and Buyer will not require or accept delivery of, any Technical Data (as defined in the Department of Defense Supplement to FAR 52.227-7013(a)) and Southwall is under no obligation to and will not conduct, and Buyer will not require any research developmental, or experimental work under this Agreement.

        Buyer hereby agrees and acknowledges that Southwall is a "small business concern" for purposes of governmental procurement and subcontracting as described in 13 C.F.R. Part 121. In addition, Buyer hereby agrees and acknowledges that any purchase hereunder is exempt from submission of cost or pricing data in accordance with FAR 15.804-3.

Exhibit 4

Licenses Previously Granted by Southwall

EXHIBIT 4	LICENSES PREVIOUSLY GRANTED BY SOUTHWALL
Southwall Technologies Inc. Heat Mirror, Heat Mirror Laminate, and Automotive XIR Licensees
Name	State, Country	Territory	Account Type	Product Type
[***]

Exhibit 5

Product Specifications

REV.	DESCRIPTION OF CHANGE	DATE	APPROVED
A	Release of new product specification for MS-65 per ECN 8251.	12/27/01	M. Carlson
B	Remove Rvis and Rsol values that are yet to be determined in section 4.1.1 Spectral Performance per ECN 8273.	2/11/02	M. Carlson

DRN. BY INITIALS: CP	DATE: 2/11/02	SOUTHWALL TECHNOLOGIES
DOCUMENT TITLE:			PART NUMBER:	REV:
MS-65			PS-0101	B
		Form # 001-0007/ Rev.A	SHEET 1 OF 5

Southwall Technologies
MS-65

1.0	PURPOSE

The purpose of this product specification is to detail the product characteristics including performance, construction, and uses that are agreed upon by Southwall Technologies, Inc. (STI) and GMX (Customer).
2.0	RELATED DOCUMENTS
	2.1	GMX, CRS-0013.
	2.2	MSC/DTI, CRS-0048.
3.0	OWNER
Technical/Product Manager
4.0	PRODUCT SPECIFICATION
	4.1	OPTICAL PERFORMANCE
		4.1.1	Spectral Performance
Characteristic	Min	Max	Method or Definition	Notes
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

4.2	MECHANICAL PERFORMANCE
[***]
	4.2.4	Adhesion
[***]
	4.2.5	[***]
	4.2.6	Roll Formation
[***]
4.3	CONSTRUCTION
	4.3.1	Liner: There is currently no specification for release liner.
	4.3.2	Construction Diagram
[***]
4.4	PHYSICAL DEFECTS

Installed film on glass surfaces is not expected to have the same level of visual quality as glass. The following physical defect criteria apply only to the installed film and not to any defect inherent in the glass.
	4.4.1	Viewing Conditions
[***]
		4.4.1.4	Defect Criteria
[***]

[***]

5.0	SHIPPING/PACKAGING
Shipping and Packaging guidelines are specified in specific Customer Requirement Sheets (CRS) for each customer.

REV.	DESCRIPTION OF CHANGE	DATE	APPROVED
A	Release of new product specification for V-Kool® 30 per ECN 8251.	12/27/01	M. Carlson

DRN. BY. INITIALS: CP	DATE: 12/27/01	SOUTHWALL TECHNOLOGIES
DOCUMENT TITLE:			PART NUMBER:	REV:
V-Kool® 30			PS-0102	A
		Form # 001-0007/ Rev.A	SHEET 1 OF 5

Southwall Technologies
V-Kool® 30

1.0	PURPOSE

The purpose of this Product Specification is to detail the product characteristics including performance, construction, and uses that are agreed upon by Southwall Technologies, Inc. (STI) and GMX (Customer).
2.0	RELATED DOCUMENTS
	2.1	GMX, CRS-0013.
	2.2	MSC/DTI, CRS-0048.
3.0	OWNER
Technical/Product Manager
4.0	PRODUCT SPECIFICATION
	4.1	OPTICAL PERFORMANCE
		4.1.1	Spectral Performance
Characteristic	Min	Max	Method or Definition	Notes
[***]	[***]	[***]	[***]	[***]

4.2	MECHANICAL PERFORMANCE
[***]
	4.2.4	Adhesion
[***]
	4.2.5	[***]
	4.2.6	Roll Formation
[***]
4.3	CONSTRUCTION
[***]
4.4	PHYSICAL DEFECTS
[***]
		4.4.1.4	Defect Criteria
[***]

5.0	SHIPPING/PACKAGING
Shipping and Packaging guidelines are specified in specific Customer Requirement Sheets (CRS) for each customer.

REV.	DESCRIPTION OF CHANGE	DATE	APPROVED

A	Release of new product specification for V-Kool® 40 per ECN 8251.	12/27/01	M. Carlson

DRN. BY INITIALS: CP	DATE: 2/27/02	SOUTHWALL TECHNOLOGIES
DOCUMENT TITLE:			PART NUMBER:	REV:
V-Kool® 40			PS-0103	A
		Form # 001-0007/ Rev.A	SHEET 1 OF 5

Southwall Technologies V-Kool® 40	PS-0103 ECN 8251 Rev. A 12/27/01
1.0	PURPOSE

The purpose of this Product Specification is to detail the product characteristics including performance, construction, and uses that are agreed upon by Southwall Technologies, Inc. (STI) and GMX (Customer).
2.0	RELATED DOCUMENTS
	2.1	GMX, CRS-0013.
	2.2	MSC/DTI, CRS-0048.
3.0	OWNER
Technical/Product Manager
4.0	PRODUCT SPECIFICATION
	4.1	OPTICAL PERFORMANCE
		4.1.1	Spectral Performance
Characteristic	Min	Max	Method or Definition	Notes
[***]	[***]	[***]	[***]	[***]
4.2	MECHANICAL PERFORMANCE
[***]
	4.2.4	Adhesion
[***]
	4.2.5	[***]
	4.2.6	Roll Formation
[***]
4.3	CONSTRUCTION
[***]
4.4	PHYSICAL DEFECTS
[***]
		4.4.1.4	Defect Criteria
[***]

5.0	SHIPPING/PACKAGING
Shipping and Packaging guidelines are specified in specific Customer Requirement Sheets (CRS) for each customer.

REV.	DESCRIPTION OF CHANGE	DATE	APPROVED

A	Release of new product specification for V-Kool® 70 per ECN 8251.	12/27/01	M. Carlson
B	Revise Rb* value from -4<Rb*<1.0 to -5.0 <0.0 in section 4.1.1 Spectral Performance per ECN 8273.	2/11/02	M. Carlson

DRN. BY. INITIALS: CP	DATE: 2/11/02	SOUTHWALL TECHNOLOGIES
DOCUMENT TITLE:			PART NUMBER:	REV:
V-Kool® 70			PS-0105	B
		Form # 001-0007/ Rev.A	SHEET 1 OF 5

Southwall Technologies
V-Kool® 70

1.0	PURPOSE

The purpose of this Product Specification is to detail the product characteristics including performance, construction, and uses that are agreed upon by Southwall Technologies Inc. (STI) and GMX (Customer).
2.0	RELATED DOCUMENTS
	2.1	GMX, CRS-0013.
	2.2	MSC/DTI, CRS-0048.
3.0	OWNER
Technical/Product Manager
4.0	PRODUCT SPECIFICATION
	4.1	OPTICAL PERFORMANCE
		4.1.1	Spectral Performance
Characteristic	Min	Max	Method or Definition	Notes
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
4.2	MECHANICAL PERFORMANCE
[***]
	4.2.4	Adhesion
[***]
	4.2.5	[***]
	4.2.6	Roll Formation
[***]
4.3	CONSTRUCTION
[***]
4.4	PHYSICAL DEFECTS
[***]
		4.4.1.4	Defect Criteria
[***]

5.0	SHIPPING/PACKAGING
Shipping and Packaging guidelines are specified in specific Customer Requirement Sheets (CRS) for each customer.

REV.	DESCRIPTION OF CHANGE	DATE	APPROVED

A	Release of new product specification for V-Kool® 60 per ECN 8251.	12/27/01	M. Carlson
B	Revise section 4.2.6.1 to reflect three (3) foot impression maximum per ECN 8273.	2/11/02	M. Carlson

DRN. BY. INITIALS: CP	DATE: 2/11/02	SOUTHWALL TECHNOLOGIES
DOCUMENT TITLE:			PART NUMBER:	REV:
V-Kool® 60			PS-0104	B
		Form # 001-0007/ Rev.A	SHEET 1 OF 5

Southwall Technologies V-Kool® 60	PS-0104 ECN 8273 Rev. B 2/11/02

1.0	PURPOSE

The purpose of this Product Specification is to detail the product characteristics including performance, construction, and uses that are agreed upon by Southwall Technologies Inc. (STI) and GMX (Customer).
2.0	RELATED DOCUMENTS
	2.1	GMX, CRS-0013.
	2.2	MSC/DTI, CRS-0048.
3.0	OWNER
Technical/Product Manager.
4.0	PRODUCT SPECIFICATION
	4.1	OPTICAL PERFORMANCE
		4.1.1	Spectral Performance
Characteristic	Min	Max	Method or Definition	Notes
[***]	[***]	[***]	[***]	[***]

4.2	MECHANICAL PERFORMANCE
[***]
	4.2.4	Adhesion
[***]
	4.2.5	[***]
	4.2.6	Roll Formation
[***]
4.3	CONSTRUCTION
[***]
4.4	PHYSICAL DEFECTS
[***]
		4.4.1.4	Defect Criteria
[***]

5.0	SHIPPING/PACKAGING
Shipping and Packaging guidelines are specified in specific Customer Requirement Sheets (CRS) for each customer.

REV.	DESCRIPTION OF CHANGE	DATE	APPROVED

A	Release of new product specification for V-Kool® 75 per ECN 8251.	12/27/01	M. Carlson

DRN. BY INITIALS: CP	DATE: 2/11/02	SOUTHWALL TECHNOLOGIES
DOCUMENT TITLE:			PART NUMBER:	REV:
V-Kool® 75			PS-0106	A
		Form # 001-0007/ Rev.A	SHEET 1 OF 5

Southwall Technologies
V-Kool® 75

1.0	PURPOSE

The purpose of this Product Specification is to detail the product characteristics including performance, construction, and uses that are agreed upon by Southwall Technologies Inc. (STI) and GMX (Customer).
2.0	RELATED DOCUMENTS
	2.1	GMX, CRS-0013.
	2.2	MSC/DTI, CRS-0048.
3.0	OWNER
Technical/Product Manager
4.0	PRODUCT SPECIFICATION
	4.1	OPTICAL PERFORMANCE
		4.1.1	Spectral Performance
Characteristic	Min	Max	Method or Definition	Notes
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
4.2	MECHANICAL PERFORMANCE
[***]
	4.2.4	Adhesion
[***]
	4.2.5	[***]
	4.2.6	Roll Formation
[***]
4.3	CONSTRUCTION
[***]
4.4	PHYSICAL DEFECTS
[***]
		4.4.1.4	Defect Criteria
[***]

[***]

5.0	SHIPPING/PACKAGING
Shipping and Packaging guidelines are specified in specific Customer Requirement Sheets (CRS) for each customer.

Exhibit 6

Claim Procedures for Film and Product

REV.	DESCRIPTION OF CHANGE	DATE	APPROVED
A	Release of new Claims Procedure for GMX / V-Kool / Huper Optik per ECN 5171.	8/9/01	J. Clardy
B	Revise document title on document cover sheet and header, add section 4.1, revise section 4.9 and fix grammatical errors in section 4.5 and 4.10 per ECN 5292.	2/15/02	J. Clardy

DRN. BY INITIALS: CP	DATE: 2/15/02	SOUTHWALL TECHNOLOGIES
DOCUMENT TITLE:			PART NUMBER:	REV:
Claims Procedure for V-Kool International / V-Kool US / Huper Optik International / Huper Optik Distributors			SA-0009	B
		Form # 001-0007/ Rev.A	SHEET 1 OF 3

Southwall Technologies	SA-009 ECN 5292
Claims Procedure for V-Kool International/ V-Kool US / Huper Optik International / Huper Optik Distributors	Rev. B 2/15/02

1.0	PURPOSE
To streamline the claims procedure, allow STI to process the claim and respond more efficiently, and to give the customer(s) feedback on the status of claims.
2.0	RELATED DOCUMENTS
	2.1	Return Material Authorization & Customer Feedback Form, 001-0072.
3.0	OWNER
Customer Service.
4.0	PROCEDURE
4.1
Claims for master roll defects or defects found on incoming inspection of the rolls at V Kool or Huper Optik must be submitted to Southwall within 60 days of shipment of the rolls. Distributor warranty claims, if any, must be submitted monthly. It is important that claims are not accumulated or batched up for a long period of time before submitting to Southwall.
4.2
Prior to returning any samples, defective materials, or warranty claims, an RMA/CFF number (found in Return Material Authorization / Customer Feedback Form) shall be obtained in advance and a copy of the RMA/CFF Form shall accompany any sample(s), roll(s), and returned product(s). The RMA/CFF number shall also be referred in all correspondence with STI, whether it is Customer Services, Engineering, QC Engineers, or Manufacturing.
	4.3	The Return Material Authorization & Customer Feedback Form, 001-0072, must be initiated by the customer and sent via email to the Manager of Customer Service at STI.
4.4
Fill in the fields in the top section (outlined in red) of the form. Please provide full details including the Original Sales Order Number, Invoice Number, Lot Numbers, Product Part Number, and Quantity Claimed. Be as specific as possible in describing the reason for return and/or defects found.
4.5
When the Manager of Customer Services at STI receives the form, he/she will issue an RMA/CFF number, log the claim into the STI RMA/CFF Claims Log and return the form to the requestor via email within 48 hours of receipt. The appropriate personnel within STI shall be advised of the open claim and requested to take the necessary actions to resolve the claim.
4.6
When the requestor receives the numbered form and instructions regarding where to send samples and/or rolls, he/she shall print a copy of the form to accompany every sample sent. For instance, if samples are sent simultaneously to Palo Alto and Tempe, a copy of the form shall be attached to each sample sent.
	4.7	Each sample shall also indicate the roll number and description of the defect. If possible, the defect should be highlighted with a marker.
	4.8	STI and V-Kool / Huper Optik shall refer to the RMA/CFF claim number in all correspondence relating to the claim.
	4.9	Administrative claims for credit only (no samples required) will be processed within 72 hours upon receipt. Claims for warranty will be processed within 72 hours of receipt.

4.10
Claims requiring receipt, analysis, and evaluation of samples will take longer than 72 hours. The length of time to process such claims is dependent upon receipt of the sample and evaluations that are often done at multiple plants and by the subcontractors. Thus, a typical turn around time cannot be determined in advance.
5.0	DEFINITIONS
N/A.

Exhibit 7

Form of Credit Memo

Exhibit 7	Form of Credit Memo

        The following is a description of the Form of Credit Memo: The Form of Credit Memo contains the customer billing address and the customer ship-to address. In the form of a table, the following information is included: Order #, Order Date, Customer #, Salesman #, Partial, FOB, Carrier/Freight terms, Date Shipped, Invoice Date, Customer PO #, Terms, RMA #, Credit Code, Customer Contact information, Carrier Pro #, # Pieces, Item #, Part #, Description, U/M, Ordered, Shipped, Back Order, Unit Price and Extension. The purchase order that serves as the exhibit to the agreement contains portions for which confidential treatment has been requested. These portions have been filed separately with the Commission.

Exhibit 8

Price Schedule

Exhibit 8	Price Schedule
XIR FILM PART NUMBERS & PRICES
FILM PART NUMBER	FILM PART # DESCRIPTION	UNIT	PRICE
62" MATERIAL
901-1089	62" XIR-70-W-A	SF	$	[***]
901-1134	62" XIR-75-W-A	SF	$	[***]
900-0293	62" MS65-W	SF	$	[***]
74" MATERIAL
900-0294	74" XIR-70-W-A	SF	$	[***]
900-0295	74" XIR-75-2=A	SF	$	[***]

XIR — SOLIS PART NUMBERS & PRICES
FG PART NUMBER	FG PART # DESCRIPTION	TOTAL SF	PRICE
[***]

Exhibit 9

Southwall's Terms and Conditions

EXHIBIT 9	SOUTHWALL'S TERMS AND CONDITIONS

Southwall Technologies Inc.
Solis®/V-KOOL® Terms and Conditions

This document sets forth the terms and conditions of the Agreement between Licensee and Southwall Technologies Inc. ("Southwall") for the purchase of Southwall's Solis®/V-KOOL® products.

1	Scope	The terms and conditions set forth herein apply to all of Licensee's purchases of Solis®/V-KOOL® products from Southwall. Southwall expressly rejects and does not accept any inconsistent or additional terms set forth in any writing by Licensee preceding or succeeding the date hereof except for a written agreement succeeding this document executed by an authorized officer of Southwall.
2	Delivery
Delivery will be F.O.B. to Licensee at the place of shipment. Licensee shall pay all freight, insurance, duty, packing and comparable charges relating to such delivery. Southwall shall ship the products in Southwall's standard shipping packages to Licensee at Licensee's address set forth on Licensee's Purchase Order. Unless otherwise in writing by Licensee, Southwall will select the carrier. Title and risk of loss to products purchased under this Agreement shall pass to Licensee upon delivery thereof to the carrier. Shipping dates if any, set forth in Southwall's Purchase Order Confirmation are approximate only and merely represent Southwall's best estimate of the time required to make shipment. Southwall shall not be liable for any loss or expense (consequential or otherwise) incurred by Licensee as a result of any delay in delivery for any reason other than arbitrary refusal of Southwall to perform. Southwall may deliver any products in installments.
3	Acceptance
Licensee shall inspect all products and may, in accordance with procedures set forth by Southwall, reject any products which fail in any significant respect to meet Southwall's current acceptance specifications set forth.
4	Payment
Payment terms are open account terms, net [***] days from date of shipment. The amount of credit or terms of payment may be changed or credit withdrawn by Southwall at any time. Payment shall be made for the products without regard to whether Licensee has made or may make any inspection or use of the products. Any invoiced amount which is not paid when due will bear interest at the lower of the rate one and a half percent per month or the highest rate then permitted by applicable law with respect to such obligation.
5	Taxes
Licensee shall bear all applicable federal, state, municipal and other taxes (such as sales, use, value added or similar taxes); all customs duties, impost, and similar charges; and all personal property taxes assessable on the products after delivery to the carrier at Southwall's designated site. Unless Licensee provides Licensee's resale permit or certificate number with its order, Licensee will be invoiced for the appropriate sales and use taxes.

6	Security Interest
Southwall retains a purchase money security interest in the products Interest (and replacements) and all proceeds and products thereof until the full purchase price thereof (including taxes and additional charges) has been paid. Southwall shall have with respect to such items the rights of a secured party pursuant to the California Uniform Commercial Code, including the right to repossess and remove such items without prejudice to any rights Southwall may have at law or in equity.
7	Limited Warranty and Disclaimer of Warranties	The sole warranty provided by Southwall to Licensee with respect to Solis®/V-KOOL® products is that contained in the Solis®/V-KOOL® Limited Warranty set forth in Exhibit 9 of this Agreement.

THE SOLIS®/V-KOOL® LIMITED WARRANTY DOES NOT EXTEND TO ANY SOLIS®/V-KOOL® PRODUCTS, SEPERATELY OR AS PART OF AN ASSEMBLY, THAT HAVE BEEN SUBJECT TO MISUSE, ACCIDENT OR IMPROPER STORAGE, INSTALLATION OR APPLICATION, OR TO SOLIS®/V-KOOL® PRODUCTS THAT HAVE BEEN ALTERED OR REPAIRED, TO ANY LABOR CHARGES OR PROPERTY DAMAGE FOR PHYSICAL REMOVAL OR REPLACEMENT OF THE DEFECTIVE FILM.

THE SOLIS®/V-KOOL® LIMITED WARRANTY IS IN LIEU OF ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, AND OF ANY OTHER SIMILAR OBLIGATION ON THE PART OF SOUTHWALL.
8	Limitation of Liability
Any provision herein to the contrary notwithstanding, in no event shall Southwall be liable for loss of profits, loss of use or indirect, incidental or consequential damages. In no event shall the liability of Southwall arising in connection with any products sold hereunder or with delivery, installation, use, repair or performance of the same (whether such liability arises from a claim based on contract, warranty tort or otherwise) exceed the actual amount paid by Licensee to Southwall for the Film or products delivered hereunder upon which the claim is based.
9	Force Majeure
If the performance of this Agreement or of any obligation hereunder (except payment of monies due) is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labor disputes, inability to procure raw materials, power or supplies, war or other violence; any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency or intergovernmental body, or any other act or condition whatsoever beyond the reasonable control of the parties hereto, the party so affected, upon giving notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference.

10		Use of Film	Licensee shall use only Solis®/V-KOOL® Film purchased from Southwall only in accordance with the terms as described by Southwall.
11		Miscellaneous
	A	Assignment	The rights of a Licensee under any order may not be assigned in whole or in part by operation of law or otherwise without the prior express written consent of Southwall and any attempted assignment of any rights, duties or obligations hereunder without such consent shall be void.
	B	No Waiver	Failure on any occasion by either party to enforce any terms of this Agreement shall not prevent enforcement on any other occasion.
	C	Notices
All notices and other communications hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, to the parties hereto at their respective addresses specified herein, subject to the right of either party to changes its address by written notice.
	D	Expenses of Suit	If suit is commenced to enforce the performance of any obligation of a party hereto, the prevailing party shall be paid by the other party reasonable attorney's fees and expenses.
	E	Governing Law	The contract shall be governed in all respects by the laws of the State of California as they apply to contracts between residents of California made and to be performed entirely in California.
	F	Further Assurances
Each party agrees at any time to do or cause to be done, executed and delivered, such further acts and instruments as the other party may reasonably request to carry out the terms and intent of this contract.

Exhibit 10

Southwall's Limited Warranty

EXHIBIT 10	SOUTHWALL'S LIMITED WARRANTY

SOUTHWALL'S PRODUCT WARRANTY

Southwall Technologies Inc (SOUTHWALL) warrants that Product will maintain its properties without blistering, bubbling, cracking, delaminating, fading, demetalizing, discoloring, or peeling when properly installed on the interior surface of glass doors and windows for the following periods from the completed installation date:

Installation	Warranty Period
Automotive	[***] Years
Flat Glass Architectural — Commercial	[***] Years
Flat Glass Architectural — Residential	[***]

  [***]

In the event the product is defective under the stipulations of this warranty, as your sole and exclusive remedy SOUTHWALL will replace the defective product and provide, to the authorized dealer, a standard fee for removal and re-application labor. SOUTHWALL's liability is limited to the replacement and re-installation labor of only such quantity of film judged to be defective by the manufacturer.

In the event the product is installed within 100 miles of a saltwater source such as an ocean, gulf, or sea, an industry standard edge seal must be correctly applied extending from the surface of the film to the glass, covering the slit edge of the film.

DO NOT WASH FOR AT LEAST THIRTY (30) DAYS AFTER INSTALLATION. This product does not have the hard surface characteristics of glass; therefore, care should be exercised in the selection of materials for cleaning. A soft clean Turkish towel or clean synthetic sponge is recommended for washing, followed by a soft cloth or a good soft squeegee for drying the window. Common cleaning solutions such as water, or water alcohol mixtures—which do not contain abrasive materials—may be used. DO NOT USE AMMONIA CLEANERS. Note that the hazy appearance is caused by moisture used in applying the film. After the moisture dries, the hazy appearance will disappear and the film will bond smoothly to the glass.

This limited warranty applies only to Product installed on the interior surface of glass doors and windows by an authorized Product dealer following all installation practices and guidelines considered Best Practices by the 6Window Film Industry. There are no warranties which extend beyond the description on the face hereof. There are no warranties of fitness for a particular purpose of merchantability applicable to Product. Manufacturer's warranty does not cover improper installation. In no event shall SOUTHWALL be liable of responsible for any loss or damage, direct, incidental or consequential, except as expressly set forth herein. This limited warranty is made in lieu of all warranties, expressed or implied, and is void if the product has been subject to abuse or improper care. This warranty gives you specific legal rights and you may have other rights which vary from state to state.

This warranty is valid only if the warranty registration form is received by SOUTHWALL within thirty (30) days from completion of installation and is signed by the customer or their duly authorized signatory.

Any owner desiring warranty service on any product covered by this limited warranty, must provide the information contained on this warranty form to the Dealer or SOUTHWALL. Proof of purchase is also required in order to obtain warranty coverage. It is recommended that the purchaser keep the completed warranty for/installation record and sales receipt together in a safe location.

COMMERCIAL & RESIDENTIAL TWO-YEAR LIMITED
GLASS BREAKAGE AND SEAL FAILURE WARRANTY

Southwall Technologies Inc. (SOUTHWALL) warrants that Product, when properly installed, will not cause glass failure due to thermal shock or seal failure for a period of two years after the completed installation date. In the event product is found to have been the sole and direct cause of glass breakage under the "Stipulations & Restrictions for Glass Breakage Warranty" below, as your sole and exclusive remedy SOUTHWALL will replace the glass panel and the product applied film.

This limited warranty applies only to Product installed on the interior surface of glass doors and windows by an authorized Product dealer following all installation practices and guidelines considered Best Practices by the Window Film Industry. There are no warranties which extend beyond the description on the face hereof. There are no warranties of fitness for a particular purpose or merchantability applicable to Product. Manufacturer's warranty does not cover improper installation.

STIPULATIONS & RESTRICTIONS FOR GLASS BREAKAGE WARRANTY

Tempered, heat strengthened or annealed window lites (glass), including the inner (room side) pane of double pane or insulated glass, coated with Product are warranted against glass breakage due to thermal shock or seal failure for a period of two years after the installation of Product. In the event glass failure due to thermal stress is caused only as a direct result of the application of Product, SOUTHWALL will:

1.
Replace the broken glass.

2.
Replace or repair that portion of the window frame in immediate contact with the glass, if damaged due to the break.

3.
Replace such quantity of Product film judged to be necessary by SOUTHWALL.

4.
Board up or cover openings caused by glass failure when replacement of glass is subject to unreasonable delay.

Terms and conditions of this coverage are as follows:

1.
SOUTHWALL will pay for repair or replacement of up to but not in excess of [***] per glazing unit.

2.
Coverage is limited to the original owner of the property at the time of installation.

3.
In no event shall SOUTHWALL be liable or responsible for any loss or damage, direct, incidental, or consequential, except as expressly set forth herein. This limited warranty is made in lieu of all warranties, expressed or implied, and is void if the product has been subject to abuse or improper care. This warranty gives you specific legal rights and you may also have other rights, which vary from state to state.

4.
Pre-existing conditions of either glass breakage or seal failure of the filmed lite voids this warranty. Seller reserves the right to inspect any job prior to final issuance of payment by seller. Fraud by the installing dealer or customer shall void the warranty.

5.
This warranty shall not apply, and be unenforceable, when:

        a.    The film applied is not Product.

        b.    The dealer's installation practices do not conform to SOUTHWALL's published installation policies and procedures

        c.    Product is applied to clear glass with thickness greater than 3/8"

        d.    Product is applied to clear glass with thickness greater than 1/4"

        e.    Total solar absorption of unsealed glass with Product exceeds 50%

        f.      Product is applied to single pane glass larger than 100 square feet

        g.    Product is applied to double pane glass larger than 40 square feet

        h.    Two (2) or more films are applied to the same lite

        i.      The filmed windows are of triple pane construction, laminated glass, textured or wired glass

        j.      Film is applied to any glass on which there is paint, lettering, signs, stickers, or other permanent or temporary ornamentation

        k.    The filmed glass has prior visible damage, is chipped, cracked, has holes in it, or if light is visible between frame and glass

        l.      The film is applied to plastics, acrylics, polycarbonates or non-glass substrates

        m.    The glass is found to have been cracked (either pane) or exhibit evidence of seal failure at the time of window installation

        n.    Frames or sealants are not resilient, such as solid metal or solid wood frames, or any hard internal without resilient expansion seals, or

        o.    The breakage was due to whole or part to forces not involving thermal stress. A partial list of other forces includes stress from impact, poor installation, scratching, scraping, wind, earthquakes, acts of God, fire, water, invasion, military or civilian hostilities, rebellion, explosion, implosion, storms, wear and tear, internal defects, glazers chips, pre-existing breakage or failure.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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  Exhibit 10.116
SOUTHWALL TECHNOLOGIES INC. DISTRIBUTION AGREEMENT